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                                                                   EXHIBIT 10.40


                             STOCK PLEDGE AGREEMENT


         This Stock Pledge Agreement ("Pledge Agreement") is made as of December 2, 1998, between eSoft, Inc., a Delaware corporation ("eSoft"), and Tom Loutzenheiser (the "Pledgor"), a director, officer and shareholder of Apexx Technology, Inc., an Idaho corporation (the "Company").

                                    RECITALS

         WHEREAS, eSoft and the Company are parties to a Letter of Intent, dated November 20, 1998 (the "Letter of Intent"), pursuant to which the Company and eSoft are discussing a transaction in which the Company will become a wholly owned subsidiary of eSoft.

         WHEREAS, eSoft and the Company are parties to a Loan Agreement, dated December 2, 1998 (the "Loan Agreement"), pursuant to which the Company will provide a working capital line of credit (the "Line of Credit") to be utilized by the Company for working capital in the conduct of the Company's business.

         WHEREAS, concurrently with the execution of the Loan Agreement, the Company will issue a secured promissory note (the "Note") to eSoft to evidence the debt created by the Line of Credit.

         WHEREAS, the Pledgor has guaranteed the debt created by the Line of Credit and certain of the Company's obligations under the Letter of Intent on a non-recourse basis pursuant to a Guaranty Agreement, dated December 2, 1998 (the "Guaranty").

         WHEREAS, the Pledgor has agreed to secure the Guaranty by a pledge to eSoft of all of the shares of the Company's Common Stock, no par value ("Common Stock"), beneficially owned by the Pledgor.

         WHEREAS, eSoft and the Pledgor intend that this Pledge Agreement provide the terms and conditions upon which the Guaranty is secured by a pledge to eSoft of the shares of Common Stock beneficially owned by the Pledgor.

         NOW, THEREFORE, in consideration of the promises contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and in order to induce eSoft to make advances to the Company pursuant to the Loan Agreement, the Pledgor and eSoft hereby agree as follows:

                                   AGREEMENT

         1. PLEDGE. Pledgor hereby pledges to eSoft, and grants to eSoft, a security interest in all of the Common Stock identified on Schedule A hereto (the "Pledged Interest"), which Common Stock constitutes all of the Common Stock beneficially owned by Pledgor, as security for the prompt and complete payment when due of the unpaid principal and interest on the Note.



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         2. DELIVERY OF PLEDGED INTEREST. Upon the execution of this Pledge
Agreement, Pledgor shall deliver to Davis, Graham & Stubbs LLP ("DGS") the certificate(s) representing the Pledged Interest, together with duly executed forms of assignment sufficient to transfer title thereto to eSoft. DGS shall hold the Pledged Interest until such time as eSoft declares an Event of Default under the Loan Agreement and demands the delivery of the Pledged Interest, at which time DGS shall deliver the Pledge Interest to eSoft.

         3. VOTING RIGHTS; CASH DIVIDENDS. During the term of this Pledge Agreement and until such time as there exists a default in the payment of principal or interest on the Note or any other default under the Note, Pledgor shall be entitled to all voting rights with respect to the Pledged Interest and shall be entitled to receive all cash dividends paid in respect of the Pledged Interest. Upon the occurrence of and during the continuance of any such default, eSoft shall retain all such cash dividends payable on the Pledged Interest as additional security hereunder.

         4. STOCK DISTRIBUTIONS, ETC. If, while this Pledge Agreement is in effect, Pledgor becomes entitled to receive or receives any securities or other property in addition to, in substitution of, or in exchange for the Pledged Interest (whether as a distribution in connection with any recapitalization, reorganization, reclassification, stock dividend or otherwise), Pledgor shall accept such securities or other property on behalf of and for the benefit of eSoft as additional security for the obligations of the Company under the Note and shall promptly deliver such additional security to eSoft together with duly executed forms of assignment, and such additional security shall be deemed to be part of the Pledged Interest hereunder.

         5. DEFAULT. If the Company defaults in the payment of the principal or interest under the Note as they become due (whether upon demand, acceleration or otherwise) or defaults in its obligations set forth under the heading "Cessation of Third Party Acquisition Activities" set forth in the Letter of Intent, eSoft may exercise any and all rights, powers, and remedies of any owner of the Pledged Interest (including the right to vote the shares and receive distributions with respect to such shares) and shall have and may exercise, without demand, any and all rights and remedies granted to a secured party upon default under the Uniform Commercial Code of Colorado or otherwise available to eSoft under applicable law.

         6. COSTS AND ATTORNEYS' FEES. All costs and expenses, including reasonable attorneys' fees, incurred in exercising any right, power, or remedy conferred by this Pledge Agreement or in the enforcement thereof, shall become part of the indebtedness secured hereunder and shall be paid by Pledgor from the proceeds of the sale of the Pledged Interest hereunder.

         7. PAYMENT OF INDEBTEDNESS AND RELEASE OF PLEDGED INTEREST. Upon payment in full of the indebtedness evidenced by the Note and termination of the Line of Credit, eSoft shall surrender the Pledged Interest together with all forms of assignment.

         8. FURTHER ASSURANCES. Each Pledgor agrees that at any time and from time to time upon the written request of eSoft, Pledgor will execute and deliver such further documents and do such further acts and things as eSoft may reasonably request in order to effect the purposes of this Pledge Agreement.



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         9. SEVERABILITY. Any provision of this Pledge Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate nor render unenforceable such provision in any other jurisdiction.

         10. NO WAIVER; CUMULATIVE REMEDIES. eSoft shall not by any act, delay, omission or otherwise be deemed to have waived any of its rights or remedies hereunder, and no waiver shall be valid unless in writing, signed by eSoft, and then only to the extent therein set forth. A waiver by eSoft of any right or remedy hereunder on any one occasion shall not be construed as a bar to any right or remedy which eSoft would otherwise have on any future occasion. No failure to exercise nor any delay in exercising on the part of eSoft, any right, power or privilege hereunder shall preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies herein provided are cumulative and may be exercised singly or concurrently, and are not exclusive of any rights or remedies provided by law.

         11. WAIVERS, AMENDMENTS; APPLICABLE LAW. None of the terms or provisions of this Pledge Agreement may be waived, altered, modified or amended except by an instrument in writing, duly executed by the parties hereto. This Agreement and all obligations of each Pledgor hereunder shall, together with the rights and remedies of eSoft hereunder, inure to the benefit of eSoft and its successors and assigns. This Pledge Agreement shall be governed by, and be construed and interpreted in accordance with, the internal laws, not the laws of conflicts, of the State of Colorado.

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement on the date first written above.

                                  PLEDGOR



                                   /s/ Tom Loutzenheiser
                                  ---------------------------------------------
                                  Name: Tom Loutzenheiser

                                  ESOFT

                                  ESOFT, INC.


                                  By: /s/ Jeffrey Finn
                                     ------------------------------------------
                                  Name:  Jeffrey Finn
                                  Title: President and Chief Executive Officer





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                                   SCHEDULE A
                                PLEDGED INTEREST







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
-----------------------------------------------------------------------------------------------------
    CERTIFICATE       REGISTERED HOLDER          SECURITY                  NUMBER OF SHARES
       NUMBER
-----------------------------------------------------------------------------------------------------
                      TOM LOUTZENHEISER       COMMON STOCK, NO
                                              PAR VALUE
-----------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------
TOTAL:                                                                          344,635
-----------------------------------------------------------------------------------------------------